SPIRIT OF AMERICA INVESTMENT FUND, INC.

SUPPLEMENT DATED DECEMBER 5, 2012 TO THE

SPIRIT OF AMERICA INVESTMENT FUND, INC.

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 29, 2012, AS AMENDED,

(CLASS A AND CLASS B SHARES)

EFFECTIVE AS OF NOVEMBER 29, 2012, PLEASE REPLACE THE SECTION TITLED

“LEGAL PROCEEDINGS” ON PAGES 19 AND 20 OF THE

STATEMENT OF ADDITIONAL INFORMATION WITH THE FOLLOWING:

Legal Proceedings

On May 7, 2010, each of William Mason, the Portfolio Manager for the Income Fund, and David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, received a Notice of Complaint from the Department of Enforcement of the Financial Industry Regulatory Authority (“FINRA”) dated May 7, 2010, relating to Mr. Mason’s activities as head of the fixed income trading department of DLA and DLA’s activities as a municipal securities and collateralized mortgage obligations dealer. The Complaint alleges that each of Mr. Mason and DLA had violated certain NASD and Municipal Securities Rule Making Board fair pricing rules relating to the period January 1, 2005 through January 31, 2007. On April 4, 2012, a FINRA hearing panel issued a decision in this matter and assessed monetary fines and other sanctions against DLA and Mr. Mason, including a suspension of Mr. Mason from association with a FINRA member firm for six (6) months. Both DLA and Mr. Mason appealed the decision.

On May 27, 2011, FINRA filed a complaint against David Lerner Associates, Inc. (“DLA”), the Funds’ principal underwriter and distributor, related to its sales practices in connection with its role as managing dealer of an unaffiliated Real Estate Investment Trust offering, Apple REIT Ten, Inc. (“Apple REIT”). In June 2011, several class action complaints were filed against DLA, Apple REIT entities and certain individuals, also in connection with the sale of various Apple REIT securities. In January 2012, FINRA amended its complaint to include allegations of false and misleading communications with the public in connection with certain correspondence with customers and investment seminars; and added David Lerner as an individual respondent. DLA intends to vigorously defend the class action complaints and expects to be vindicated in court. However, there cannot be any assurance that if the class action plaintiffs were to ultimately be successful in the pursuit of the claims and if damages and/or other sanctions are assessed against DLA and/or Mr. Lerner, that such sanctions would not materially affect DLA’s ability to act as the Funds’ principal underwriter and distributor, although it is not considered likely at this time that such material and adverse effects would occur. Management currently expects that any resolution of the class action against the Distributor will not have a material adverse impact on the Funds. Neither the Company, the Adviser nor any of the Funds are a party to any of the investigations or actions listed in this section.

On October 22, 2012, DLA, Mr. Lerner and Mr. Mason settled all of the above listed FINRA investigations and actions involving Apple REIT securities and municipal bond and collateralized mortgage obligation pricing. In connection with the settlement, DLA, Mr. Lerner and Mr. Mason each agreed, among other things, to pay a fine; and Mr. Lerner and Mr. Mason each agreed to temporary suspensions from affiliation with DLA. The fines and suspensions do not involve the Company, any of the Funds, or the Adviser. While there can be no assurance that the fines and/or suspensions will not: a) materially and adversely impact DLA’s ability to act as the Fund’s principal underwriter and distributor; and/or b) materially and adversely affect Mr. Mason’s ability to act as the Portfolio Manager for the Income Fund, it is not considered likely at this time that such material and adverse effects would occur.